Exhibit 10.1

EXECUTION VERSION

ADDITIONAL CREDIT EXTENSION AMENDMENT

This Additional Credit Extension Amendment is dated as of February 20, 2013 (this “Amendment”), by and among each of the financial institutions set forth on Schedule A annexed hereto (each an “Additional Lender” and collectively the “Additional Lenders”), Select Medical Corporation, a Delaware corporation (the “Borrower”), Select Medical Holdings Corporation, a Delaware corporation (“Holdings”) and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of June 1, 2011 (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Borrower, Select Medical Holdings Corporation, as Holdings, the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the other parties party thereto;

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may obtain Incremental Revolver Commitments and/or Incremental Term Loans by entering into one or more Additional Credit Extension Amendments with Additional Lenders; and

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Credit Agreement may, without the consent of any other Lenders, be amended as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.20 of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Additional Lender hereby commits to provide its respective Incremental Term Loans as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

1.              Applicable Rate.  The Applicable Rate for each Incremental Term Loan made pursuant to this Amendment (each a “Series B Tranche B Term Loan”) shall be, as of any date of determination, 3.25% per annum for Eurodollar Loans and 2.25% per annum for ABR Loans.

2.              Maturity Date.  The maturity date for the Series B Tranche B Term Loans is February 20, 2016.

3.              Principal Payments.  Borrower shall make principal payments on the Series B Tranche B Term Loans in installments on the dates and in the amounts equal to the percentage set forth below of an amount equal to the aggregate principal amount of the Series B Tranche B Term Loans outstanding as of the date hereof:

Amortization Date	Series B Tranche B Term Loan Installments
March 31, 2013	0.25%
June 30, 2013	0.25%
September 30, 2013	0.25%
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
Series B Tranche B Maturity Date	Remaining Balance

4.                                      Voluntary and Mandatory Prepayments.  Any prepayment of a Series B Tranche B Term Loan Borrowing pursuant to clause (c) or (d) of Section 2.11 of the Credit Agreement shall be applied (i) first, to reduce, in the direct order of maturity, the scheduled repayments of the Series B Tranche B Term Loan Borrowings to be made pursuant to Section 2 of this Amendment on the four consecutive scheduled payment dates next following the date of such prepayment unless and until each such scheduled repayment has been eliminated as a result of reductions hereunder; and (ii) second, to reduce ratably the remaining scheduled repayments of the Series B Tranche B Term Loan Borrowings.  Any prepayment of a Series B Tranche B Term Loan Borrowing pursuant to Section 2.11(a) of the Credit Agreement shall be applied to reduce scheduled repayment amounts of the Series B Tranche B Term Loans as directed by the Borrower.

5.                                      Closing Fee.  Borrower agrees to pay on the date hereof to Administrative Agent, for the account of each Additional Lender party to this Amendment, as fee compensation for the funding of such Additional Lender’s Series B Tranche B Term Loans, a closing fee in an amount equal to 0.50% of the aggregate principal amount of such Additional Lender’s Series B Tranche B Term Loans funded as of the date hereof (the “Closing Fee”).

6.                                      Prepayment Premium.  All prepayments of the Series B Tranche B Term Loans effected on or prior to August 20, 2013 with the proceeds of a substantially concurrent issuance or incurrence of new term loans (including with the proceeds of Refinancing Term Loans or Replacement Term Loans and excluding a refinancing of all the facilities outstanding under this Amendment in connection with another transaction not permitted by this Amendment (as determined prior to giving effect to any amendment or waiver of this Amendment being adopted in connection with such transaction)), shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayments if the Yield applicable to such new term loans is less than the Yield applicable to the Series B Tranche B Term Loans on the Amendment Effective Date (as defined below).

7.                                      Proposed Borrowing. In accordance with Section 2.20 of the Credit Agreement, Borrower has previously delivered to Administrative Agent an executed Borrowing Request for Series B Tranche B Term Loans, requesting a proposed borrowing in the principal amount of $300,000,000 (the “Proposed Borrowing”) on the Amendment Effective Date.  Each Additional Lender shall make its Series B Tranche B Term Loan available to Administrative Agent not later than 11:00 a.m. (New York City time) on the date hereof, by wire transfer of same day funds in Dollars to the account designated by the Administrative Agent.  Promptly upon receipt thereof, Administrative Agent shall make the proceeds of the Series B Tranche B Term Loans available to Borrower on the date hereof by causing an amount of same day funds in Dollars equal to the proceeds of all such loans received by the Administrative Agent from Additional Lenders to be credited to the account of Borrower maintained with the Administrative Agent in New York City or to such other account as may be designated in writing to the Administrative Agent by Borrower.

8.                                      New Lenders.  Each Additional Lender (other than any Additional Lender that, immediately prior to the execution of this Amendment, is a “Lender” under the Credit Agreement) acknowledges and agrees that upon its execution of this Amendment its Series B Tranche B Term Loan Commitments shall be effective and that such Additional Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

9.                                      Credit Agreement Governs.  Series B Tranche B Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents, except as set forth in this Amendment, and shall constitute Tranche B Term Loans thereunder.  For the avoidance of doubt, Section 6 of this Amendment shall supersede Section 2.12(c) of the Credit Agreement with respect to Series B Tranche B Term Loans.

10.                               Application of Proceeds.  On or before the fifth Business Day after the Amendment Effective Date, the Borrower shall deliver (x) to the trustee under the Existing Subordinated Notes Indenture an irrevocable notice of redemption with respect to all outstanding Existing Subordinated Notes and (y) to the trustee under the indenture in respect of the Qualified Holdings Floating Rate Notes an irrevocable notice of redemption with respect to all outstanding Qualified Holdings Floating Rate Notes.  On or before the fifteenth Business Day after the Amendment Effective Date, the Borrower shall deliver to the Administrative Agent a notification of prepayment of outstanding Revolving Borrowings under the Credit Agreement in an aggregate principal amount equal to at least $55,000,000.

11.                               Conditions to Effectiveness.  This Amendment shall become effective on February 20, 2013 (the “Amendment Effective Date”) when:

(i)                                     this Amendment shall have been executed and delivered by the Borrower, Holdings, the other Loan Parties, each Additional Lender party hereto and the Administrative Agent;

(ii)                                  the Administrative Agent shall have received copies of the resolutions of the board of directors (or authorized committee thereof) of (x) Holdings, (y) the Borrower and (z) each Subsidiary Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment Effective Date by the corporate secretary or an assistant secretary thereof as being in full force and effect without modification or amendment;

(iii)                               the Administrative Agent shall have received a legal opinion dated the Amendment Effective Date from Dechert LLP in form and substance reasonably satisfactory to the Arrangers and the Administrative Agent;

(iv)                              the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially,” “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof (both before and after giving effect to the Series B Tranche B Term Loans and the use of proceeds therefrom) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that the solvency representation will be deemed to have been made on the Amendment Effective Date after giving effect to the Series B Tranche B Term Loans and use of the proceeds therefrom);

(v)                                 to the extent not previously delivered, each Additional Lender and the Administrative Agent shall have received at least 3 business days prior to the date hereof all documentation and other information about the Borrower and the Subsidiary Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act that has been requested in writing at least 5 business days prior to the date hereof;

(vi)                              the Administrative Agent shall have received a Borrowing Request in respect of the Series B Tranche B Term Loans as required by Section 2.03 of the Credit Agreement;

(vii)                           immediately prior to and after giving effect to the Proposed Borrowing no Default has occurred or is continuing or shall result from the Proposed Borrowing and the use of proceeds therefrom;

(viii)                        the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by an authorized officer of the Borrower, certifying compliance with the clauses (iv), (vii) and (ix) of Section 11 of this Amendment and Section 2.20 of the Credit Agreement;

(ix)                              immediately prior to and on a Pro Forma Basis after giving effect to the incurrence of the Series B Tranche B Term Loans and the application of the proceeds therefrom, the Borrower is in compliance with the Financial Performance Covenant recomputed as of the last day of the most recently ended fiscal quarter for which financial statements of the Borrower are available;

(x)                                 the Administrative Agent shall have received payment of all fees and out-of-pocket expenses required to be paid or reimbursed by Borrower as separately agreed by Borrower and J.P. Morgan Securities LLC (“J.P. Morgan”) and Goldman Sachs Lending Partners LLC (“Goldman”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), Wells Fargo Securities, LLC (“Wells”) and RBC Capital Markets, LLC (“RBC” and

together with J.P. Morgan, Goldman, ML, MS and Wells, collectively, the “Arrangers”), and reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

(xi)                              to the extent not previously delivered, (i) the Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance, if applicable, duly executed by the Borrower and each Loan Party relating thereto) and (ii) the Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.07 of the Credit Agreement including, without limitation, flood insurance policies (to the extent required in order to comply with applicable law) and the applicable provisions of the Security Documents, each of which shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable) and shall name the Collateral Agent, on behalf of the Secured Parties, as additional insured, in form and substance reasonably satisfactory to the Administrative Agent;

(xii)                           the Borrower shall have paid to the Administrative Agent for the account of each Additional Lender the Closing Fee, which Closing Fee may take the form of original issue discount; and

(xiii)                        Amendment No. 3 to the Credit Agreement, dated as of February 15, 2013, shall have become effective in accordance with the terms thereof.

12.                               Post Closing Covenant.  Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Loan Document, Borrower hereby agrees with the Administrative Agent to:

i.                                          within 90 days after the Amendment Effective Date (or such longer period of time as may be agreed by the Administrative Agent in its sole discretion), with respect to each Mortgaged Property:

(A)                                           provide an amendment to each existing Mortgage (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent and otherwise approved by the applicable local counsel for filing in the appropriate jurisdiction; and

(B)                                           with respect to each Mortgage Amendment, provide a datedown endorsement to each existing mortgage title policy (if such endorsement is not available in the jurisdiction, a title search and modification endorsement in lieu thereof) (each, a “Datedown Endorsement,” collectively, the “Datedown Endorsements”) relating to the Mortgaged Property subject to such Mortgage insuring the Administrative Agent that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Parties and that there are no Liens of record in violation of the provisions of the Loan Documents, and such Datedown Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent.

13.                               Notice.  For purposes of the Credit Agreement, the initial notice address of each Additional Lender shall be as set forth below its signature below.

14.                               Recordation of the New Loans.  Upon execution and delivery hereof, Administrative Agent will record the Series B Tranche B Term Loans made by Additional Lenders pursuant hereto in the Register.

15.                               Reaffirmation.

i.                                          Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby.

ii.                                       Each Loan Party, by its signature below, hereby affirms and confirms (a) its obligations under each of the Loan Documents to which it is a party, and (b) the pledge of and/or grant of a security interest in its assets which are Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents.

iii.                                    Each Loan Party acknowledges and agrees that each of the Loan Documents in existence as of the date hereof shall be henceforth read and construed in accordance with and so as to give full force and effect to the ratifications, confirmations, acknowledgements and agreements made herein.

16.                               Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

17.                               Entire Agreement.  This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.  It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and that this Amendment is a Loan Document.

18.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

19.                               Severability.  Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction.  If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

20.                               Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

JPMORGAN CHASE BANK, N.A., as an “Additional Lender”

By:	/s/ Dawn L. LeeLum
Name:	Dawn L. LeeLum
Title:	Executive Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Signature page to the Additional Credit Extension Amendment]

SELECT MEDICAL CORPORATION
as the Borrower

By:		/s/ Martin F. Jackson
Name: Martin F. Jackson
Title: Chief Financial Officer

SELECT MEDICAL HOLDINGS CORPORATION

By:		/s/ Martin F. Jackson
Name: Martin F. Jackson
Title: Chief Financial Officer

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 1 ON SCHEDULE I HERETO

By:		/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 2 ON SCHEDULE I HERETO

By:		/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Assistant Secretary

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 3 ON SCHEDULE I HERETO

By: Select Physical Therapy Holdings, its general partner

	By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

[Signature page to the Additional Credit Extension Amendment]

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 4 ON SCHEDULE I HERETO

By: Select Physical Therapy Orthopedic Services, Inc., its general partner

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 5 ON SCHEDULE I HERETO

By: Regency Management Company, Inc., its general partner

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

EACH OF THE SUBSIDIARIES LISTED UNDER THE HEADING GROUP 6 ON SCHEDULE I HERETO

By: REGENCY HOSPITALS, LLC

By: Regency Hospital Company, L.L.C., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

KESSLER PROFESSIONAL SERVICES, LLC

By: Kessler Institute for Rehabilitation, Inc., its managing member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

[Signature page to the Additional Credit Extension Amendment]

ARGOSY HEALTH, LLC

By: Kessler Rehab Centers, Inc., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

SELECT MEDICAL PROPERTY VENTURES, LLC

By: Select Medical Corporation, its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Executive Vice President and Secretary

SELECT SPECIALTY HOSPITAL — NORTHERN KENTUCKY, LLC

By: Select Specialty Hospital — Lexington, Inc., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

SELECT SPECIALTY HOSPITAL — TULSA/MIDTOWN, LLC

By: Select Specialty Hospital — Tulsa, Inc., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

[Signature page to the Additional Credit Extension Amendment]

WEST GABLES REHABILITATION HOSPITAL, LLC

By: Sports & Orthopedic Rehabilitation Services, Inc., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

GP THERAPY, L.L.C.

By: Georgia Physical Therapy, Inc., its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

THE REHAB GROUP — MURFRESSBORO, LLC

By: The Rehab Group, Inc., its managing member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

REGENCY HOSPITAL COMPANY, L.L.C.

By: Intensiva Healthcare Corporation, its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

REGENCY HOSPITALS, LLC

By: Regency Hospital Company, L.L.C.

By: Intensiva Healthcare Corporation, its sole member

By:	/s/ Michael E. Tarvin
Name: Michael E. Tarvin
Title: Vice President and Secretary

[Signature page to the Additional Credit Extension Amendment]

Consented to by:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Dawn L. LeeLum
	Name:	Dawn L. LeeLum
	Title:	Executive Director

[Signature page to the Additional Credit Extension Amendment]

SCHEDULE A
TO ADDITIONAL CREDIT
EXTENSION AMENDMENT

Name of Lender	Type of Commitment	Amount
JPMorgan Chase Bank, N.A.	Series B Tranche B Term Loan Commitment	$300,000,000.00
	Total:	$300,000,000.00

Schedule A-1

SCHEDULE I
TO ADDITIONAL CREDIT
EXTENSION AMENDMENT

SUBSIDIARY LOAN PARTIES

Group 1

1.                                                              Advantage Rehabilitation Clinics, Inc.

2.                                                              American Transitional Hospitals, Inc.

3.                                                              Baseline Rehabilitation, Inc.

4.                                                              C.E.R. - West, Inc.

5.                                                              Community Rehab Centers of Massachusetts, Inc.

6.                                                              Crowley Physical Therapy Clinic, Inc.

7.                                                              Dade Prosthetics & Orthotics, Inc.

8.                                                              Douglas Avery & Associates, Ltd.

9.                                                              Eagle Rehab Corporation

10.                                                       Fine, Bryant & Wah, Inc.

11.                                                       Georgia Physical Therapy, Inc.

12.                                                       Gulf Breeze Physical Therapy, Inc.

13.                                                       Hospital Holdings Corporation

14.                                                       Indianapolis Physical Therapy and Sports Medicine, Inc.

15.                                                       Intensiva Healthcare Corporation

16.                                                       Intensiva Hospital of Greater St. Louis, Inc.

17.                                                       Johnson Physical Therapy, Inc.

18.                                                       Joyner Sportsmedicine Institute, Inc.

19.                                                       Kentucky Rehabilitation Services, Inc.

20.                                                       Kessler Institute for Rehabilitation, Inc.

21.                                                       Kessler Orthotic & Prosthetic Services, Inc.

22.                                                       Kessler Rehab Centers, Inc.

23.                                                       Kessler Rehabilitation Corporation

24.                                                       Kessler Rehabilitation Services, Inc.

25.                                                       Madison Rehabilitation Center, Inc.

26.                                                       Metro Rehabilitation Services, Inc.

27.                                                       Metro Therapy, Inc.

28.                                                       New England Rehabilitation Center of Southern New Hampshire, Inc.

29.                                                       NovaCare Occupational Health Services, Inc.

30.                                                       NovaCare Outpatient Rehabilitation East, Inc.

31.                                                       NovaCare Outpatient Rehabilitation, Inc.

32.                                                       NovaCare Rehabilitation of Ohio, Inc.

33.                                                       NovaCare Rehabilitation, Inc.

34.                                                       Pacific Rehabilitation & Sports Medicine, Inc.

35.                                                       PR Acquisition Corporation

36.                                                       Pro Active Therapy of North Carolina, Inc.

37.                                                       Pro Active Therapy of South Carolina, Inc.

38.                                                       Pro Active Therapy of Virginia, Inc.

39.                                                       Pro Active Therapy, Inc.

40.                                                       Professional Sports Care Management, Inc.

41.                                                       Professional Therapeutic Services, Inc.

42.                                                       Professional Therapy Systems, Inc.

43.                                                       PTSMA, Inc.

44.                                                       RCI (Michigan), Inc.

45.                                                       RCI (WRS), Inc.

46.                                                       Regency Management Company, Inc.

47.                                                       Rehab Provider Network - East I, Inc.

48.                                                       Rehab Provider Network - East II, Inc.

49.                                                       Rehab Provider Network - Indiana, Inc.

50.                                                       Rehab Provider Network - New Jersey, Inc.

51.                                                       Rehab Provider Network - Pennsylvania, Inc.

52.                                                       Rehab Provider Network of Colorado, Inc.

53.                                                       Rehab Provider Network of Florida, Inc.

54.                                                       Rehab Provider Network of New Mexico, Inc.

55.                                                       Rehab Provider Network of North Carolina, Inc.

56.                                                       Rehab Provider Network of South Carolina, Inc.

57.                                                       Rehab Provider Network of Texas, Inc.

58.                                                       Rehab Provider Network of Virginia, Inc.

59.                                                       Rehab Provider Network-Michigan, Inc.

60.                                                       Rehab Provider Network-Ohio, Inc.

61.                                                       RehabClinics (GALAXY), Inc.

62.                                                       RehabClinics (PTA), Inc.

63.                                                       RehabClinics (SPT), Inc.

64.                                                       RehabClinics, Inc.

65.                                                       Rehabilitation Center of Washington, D.C., Inc.

66.                                                       RPN of NC, Inc.

67.                                                       S.T.A.R.T., Inc.

68.                                                       Select Employment Services, Inc.

69.                                                       Select Hospital Investors, Inc.

70.                                                       Select Medical of Kentucky, Inc.

71.                                                       Select Medical of Maryland, Inc.

72.                                                       Select Medical of New York, Inc.

73.                                                       Select Medical Rehabilitation Clinics, Inc.

74.                                                       Select Medical Rehabilitation Services, Inc.

75.                                                       Select NovaCare - KOP, Inc.

76.                                                       Select NovaCare - PBG, Inc.

77.                                                       Select NovaCare - PIT, Inc.

78.                                                       Select Physical Therapy Holdings, Inc.

79.                                                       Select Physical Therapy Network Services, Inc.

80.                                                       Select Physical Therapy of Chicago, Inc.

81.                                                       Select Physical Therapy Orthopedic Services, Inc.

82.                                                       Select Provider Networks, Inc.

83.                                                       Select Rehabilitation Hospital - Hershey, Inc.

84.                                                       Select Specialty Hospital - Ann Arbor, Inc.

85.                                                       Select Specialty Hospital - Arizona, Inc.

86.                                                       Select Specialty Hospital - Augusta, Inc.

87.                                                       Select Specialty Hospital - Beech Grove, Inc.

88.                                                       Select Specialty Hospital - Charleston, Inc.

89.                                                       Select Specialty Hospital - Cincinnati, Inc.

90.                                                       Select Specialty Hospital - Colorado Springs, Inc.

91.                                                       Select Specialty Hospital - Columbus, Inc.

92.                                                       Select Specialty Hospital - Conroe, Inc.

93.                                                       Select Specialty Hospital - Dallas, Inc.

94.                                                       Select Specialty Hospital - Danville, Inc.

95.                                                       Select Specialty Hospital - Denver, Inc.

96.                                                       Select Specialty Hospital - Durham, Inc.

97.                                                       Select Specialty Hospital - Erie, Inc.

98.                                                       Select Specialty Hospital - Evansville, Inc.

99.                                                       Select Specialty Hospital - Flint, Inc.

100.                                                Select Specialty Hospital - Fort Smith, Inc.

101.                                                Select Specialty Hospital - Fort Wayne, Inc.

102.                                                Select Specialty Hospital - Gainesville, Inc.

103.                                                Select Specialty Hospital - Greensboro, Inc.

104.                                                Select Specialty Hospital - Grosse Pointe, Inc.

105.                                                Select Specialty Hospital - Jackson, Inc.

106.                                                Select Specialty Hospital - Johnstown, Inc.

107.                                                Select Specialty Hospital - Kalamazoo, Inc.

108.                                                Select Specialty Hospital - Kansas City, Inc.

109.                                                Select Specialty Hospital - Knoxville, Inc.

110.                                                Select Specialty Hospital - Laurel Highlands, Inc.

111.                                                Select Specialty Hospital - Lexington, Inc.

112.                                                Select Specialty Hospital - Little Rock, Inc.

113.                                                Select Specialty Hospital - Longview, Inc.

114.                                                Select Specialty Hospital - Macomb County, Inc.

115.                                                Select Specialty Hospital - Madison, Inc.

116.                                                Select Specialty Hospital - McKeesport, Inc.

117.                                                Select Specialty Hospital - Memphis, Inc.

118.                                                Select Specialty Hospital - Midland, Inc.

119.                                                Select Specialty Hospital - Milwaukee, Inc.

120.                                                Select Specialty Hospital - Nashville, Inc.

121.                                                Select Specialty Hospital - North Knoxville, Inc.

122.                                                Select Specialty Hospital - Northeast New Jersey, Inc.

123.                                                Select Specialty Hospital - Northeast Ohio, Inc.

124.                                                Select Specialty Hospital - Northwest Detroit, Inc.

125.                                                Select Specialty Hospital - Oklahoma City, Inc.

126.                                                Select Specialty Hospital - Omaha, Inc.

127.                                                Select Specialty Hospital - Orlando, Inc.

128.                                                Select Specialty Hospital - Palm Beach, Inc.

129.                                                Select Specialty Hospital - Panama City, Inc.

130.                                                Select Specialty Hospital - Pensacola, Inc.

131.                                                Select Specialty Hospital - Phoenix, Inc.

132.                                                Select Specialty Hospital - Pittsburgh/UPMC, Inc.

133.                                                Select Specialty Hospital - Pontiac, Inc.

134.                                                Select Specialty Hospital - Quad Cities, Inc.

135.                                                Select Specialty Hospital - Saginaw, Inc.

136.                                                Select Specialty Hospital - San Antonio, Inc.

137.                                                Select Specialty Hospital - Savannah, Inc.

138.                                                Select Specialty Hospital - Sioux Falls, Inc.

139.                                                Select Specialty Hospital - South Dallas, Inc.

140.                                                Select Specialty Hospital - Springfield, Inc.

141.                                                Select Specialty Hospital - Tallahassee, Inc.

142.                                                Select Specialty Hospital - Topeka, Inc.

143.                                                Select Specialty Hospital - TriCities, Inc.

144.                                                Select Specialty Hospital - Tulsa, Inc.

145.                                                Select Specialty Hospital - Western Michigan, Inc.

146.                                                Select Specialty Hospital - Western Missouri, Inc.

147.                                                Select Specialty Hospital - Wichita, Inc.

148.                                                Select Specialty Hospital - Wilmington, Inc.

149.                                                Select Specialty Hospital - Winston-Salem, Inc.

150.                                                Select Specialty Hospital - Youngstown, Inc.

151.                                                Select Specialty Hospital - Zanesville, Inc.

152.                                                Select Specialty Hospitals, Inc.

153.                                                Select Subsidiaries, Inc.

154.                                                Select Synergos, Inc.

155.                                                Select Transport, Inc.

156.                                                Select Unit Management, Inc.

157.                                                SemperCare, Inc.

158.                                                Sports & Orthopedic Rehabilitation Services, Inc.

159.                                                The Rehab Group, Inc.

160.                                                Theraworks, Inc.

161.                                                Victoria Healthcare, Inc.

Group 2

162.                                                SelectMark, Inc.

163.                                                SLMC Finance Corporation

Group 3

164.                                                Select Physical Therapy of Albuquerque, Ltd.

165.                                                Select Physical Therapy of Birmingham, Ltd.

166.                                                Select Physical Therapy of Blue Springs Limited Partnership

167.                                                Select Physical Therapy of Cave Springs Limited Partnership

168.                                                Select Physical Therapy of Colorado Springs Limited Partnership

169.                                                Select Physical Therapy of Connecticut Limited Partnership

170.                                                Select Physical Therapy of Denver, Ltd.

171.                                                Select Physical Therapy of Green Bay Limited Partnership

172.                                                Select Physical Therapy of Illinois Limited Partnership

173.                                                Select Physical Therapy of Kendall, Ltd.

174.                                                Select Physical Therapy of Knoxville Limited Partnership

175.                                                Select Physical Therapy of Lorain Limited Partnership

176.                                                Select Physical Therapy of Louisville, Ltd.

177.                                                Select Physical Therapy of Portola Valley Limited Partnership

178.                                                Select Physical Therapy of Scottsdale Limited Partnership

179.                                                Select Physical Therapy of St. Louis Limited Partnership

180.                                                Select Physical Therapy of West Denver Limited Partnership

181.                                                Select Physical Therapy Texas Limited Partnership

Group 4

182.                                                Select Physical Therapy of Ohio Limited Partnership

183.                                                Select Physical Therapy Limited Partnership for Better Living

Group 5

184.                                                Regency Hospital of Odessa, LLLP

Group 6

185.                                                Regency Hospital Company of Macon, L.L.C.

186.                                                Regency Hospital Company of Meridian, L.L.C.

187.                                                Regency Hospital Company of South Atlanta, L.L.C.

188.                                                Regency Hospital Company of South Carolina, L.L.C.

189.                                                Regency Hospital of Cincinnati, LLC

190.                                                Regency Hospital of Columbus, LLC

191.                                                Regency Hospital of Covington, LLC

192.                                                Regency Hospital of Greenville, LLC

193.                                                Regency Hospital of Jackson, LLC

194.                                                Regency Hospital of Minneapolis, LLC

195.                                                Regency Hospital of North Central Ohio, LLC

196.                                                Regency Hospital of North Dallas Holdings, LLC

197.                                                Regency Hospital of Northwest Arkansas, LLC

198.                                                Regency Hospital of Northwest Indiana, LLC

199.                                                Regency Hospital of Southern Mississippi, LLC

200.                                                Regency Hospital of Toledo, LLC

201.                                                Regency Hospital of Odessa Limited Partner, LLC

202.                                                Regency Hospital of Fort Worth Holdings, LLC

Group 7

203.                                                Kessler Professional Services, LLC

204.                                                Argosy Health, LLC

205.                                                Select Medical Property Ventures, LLC

206.                                                Select Specialty Hospital — Northern Kentucky, LLC

207.                                                Select Specialty Hospital — Tulsa/Midtown, LLC

208.                                                West Gables Rehabilitation Hospital, LLC

209.                                                GP Therapy, L.L.C.

210.                                                The Rehab Group — Murfreesboro, LLC

211.                                                Regency Hospital Company, L.L.C.

212.                                                Regency Hospitals, LLC